Exhibit 10.37

                              CONVERSION AGREEMENT

         THIS CONVERSION AGREEMENT (this "Agreement") is dated as of this 1st day of January 2001 between JANUS HOTELS AND RESORTS, INC., a Delaware corporation with its principal place of business located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596 (the "Company") and each of HARRY G. YEAGGY, ("Yeaggy"); LOUIS S. BECK, ("Beck"); ELBE FINANCIAL GROUP, LLC, a Nevada limited liability company ("Elbe") and BECK HOSPITALITY INC. III, an Ohio corporation ("BH").

                                    RECITALS

     WHEREAS, Yeaggy is the holder of 3,147.02 shares of the Company's Series B Preferred Stock, par value $.01 per share ("Series B Preferred") (the "Yeaggy Shares");

     WHEREAS, Beck is the holder of 828 shares of Series B Preferred (the "Beck Shares");

     WHEREAS, Elbe is the holder of 8,613.06 shares of Series B Preferred (the "Elbe Shares");

     WHEREAS, BH is the holder of 1,100 shares of Series B Preferred (the "BH Shares");

     WHEREAS, the Yeaggy Shares, the Beck Shares, the Elbe Shares and the BH Shares constitute approximately 81.53 % of the issued and outstanding shares of Series B Preferred; and

     WHEREAS, each of Yeaggy, Beck, Elbe and BH desire to convert each of the Yeaggy Shares, the Beck Shares, the Elbe Shares and the BH Shares, respectively, into a debt instrument in the form of the Promissory Notes attached hereto as Exhibit A, in the case of Yeaggy (the "Yeaggy Note"), Exhibit B in the case of Beck (the "Beck Note"); Exhibit C in the case of Elbe (the "Elbe Note") and Exhibit D in the case of BH (the "BH Note").

     NOW, THEREFORE, in consideration of the premises, and of the mutual promises and agreements hereinafter set forth and of other good and valuable consideration, the parties hereby agree as follows:

     1. CONVERSION OF SERIES B PREFERRED. Subject to all of the terms, covenants and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3.1) each of Yeaggy, Beck, Elbe and BH shall surrender, and the Corporation shall redeem and cancel, the Yeaggy Shares, the Beck Shares, the Elbe Shares and the BH Shares, as the case may be, in exchange for the Yeaggy Note, the Beck Note, the Elbe Note and the BH Note, as the case may be.

     2. REPRESENTATION AND WARRANTIES.

          2.1  The Company represents and warrants as follows:

               (a)    Due Organization.   The  Company  is  a  corporation  duly
                     ----------------
organized under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (b)   Authorization.  The execution, delivery and  performance of
                     -------------
this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of the Company and no other corporate action on the part of the
Company is necessary to authorize and approve this Agreement and the transactions contemplated hereby.

               (c)   Execution; Delivery; Binding Effect.   This  Agreement  has
                     -----------------------------------
been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws affecting the rights and remedies of creditors generally and the application of general principles of equity.

          2.2  Yeaggy represents and warrants as follows:

               (a)   Execution; Delivery; Binding Effect.   This  Agreement  has
                     -----------------------------------
been duly executed and delivered by Yeaggy and constitutes the legal, valid and binding obligation of Yeaggy, and is enforceable against Yeaggy in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws affecting the rights and remedies of creditors generally and the application of general principles of equity.

               (b)   Title to Yeaggy Shares.   Yeaggy is the owner, beneficially
                     ----------------------
and of record, of all of the Yeaggy Shares, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. Yeaggy has full power to surrender the Yeaggy Shares to the Company without obtaining the consent or approval of any other person, entity or governmental or regulatory authority.

          2.3  Beck represents and warrants as follows:

               (a)   Execution; Delivery; Binding Effect.   This  Agreement  has
                     -----------------------------------
been duly executed and delivered by Beck and constitutes the legal, valid and binding obligation of Beck, and is enforceable against Beck in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws affecting the rights and remedies of creditors generally and the application of general principles of equity.

               (b)   Title to Beck Shares.  Beck is the owner,  beneficially and
                     --------------------
of record, of all of the Beck Shares, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. Beck has full power to surrender the Beck Shares to the Company without obtaining the consent or approval of any other person, entity or governmental or regulatory authority.

          2.4  Elbe represents and warrants as follows:

               (a)   Due Organization.  Elbe is a limited liability company duly
                     ----------------
organized under the laws of the State of Nevada and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (b)   Authorization.   The execution, delivery and performance of
                     -------------
this Agreement by Elbe and the consummation of the transactions contemplated hereby have been duly authorized and approved by the members/managers of Elbe and no other company proceedings on the part of Elbe are necessary to authorize and approve this Agreement and the transactions contemplated hereby.

               (c)   Execution; Delivery; Binding Effect.    This  Agreement has
                     -----------------------------------
been duly executed and delivered by Elbe and constitutes the legal, valid and binding obligation of Elbe, and is enforceable against Elbe in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws affecting the rights and remedies of creditors generally and the application of general principles of equity.

               (d)   Title to Elbe Shares.   Elbe is the owner, beneficially and
                     --------------------
of record, of all of the Elbe Shares, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. Elbe has full power to surrender the Elbe Shares to the Company without obtaining the consent or approval of any other person, entity or governmental or regulatory authority.

          2.5  BH represents and warrants as follows:

               (a)   Due Organization.  BH is a corporation duly organized under
                     ----------------
the laws of the State of Ohio and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (b)   Authorization.   The execution, delivery and performance of
                     -------------
this Agreement by BH and the consummation of the transactions contemplated hereby have been duly authorized and approved by the Board of Directors of BH and no other corporate proceedings on the part of BH are necessary to authorize and approve this Agreement and the transactions contemplated hereby.

               (c)   Execution; Delivery; Binding Effect.   This  Agreement  has
                     -----------------------------------
been duly executed and delivered by BH and constitutes the legal, valid and binding obligation of BH, and is enforceable against BH in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws affecting the rights and remedies of creditors generally and the application of general principles of equity.

               (d)   Title to BH Shares.   BH is  the owner, beneficially and of
                     ------------------
record, of all of the BH Shares, free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions. BH has full power to surrender the BH Shares to the Company without obtaining the consent or approval of any other person, entity or governmental or regulatory authority.

          2.6  Survival of Representations and Warranties.  This  Agreement  and
               ------------------------------------------
all representations, warranties and agreements made herein and pursuant hereto shall survive the Closing and will be true and correct as of the date of Closing as if made on that date.

     3.   THE CLOSING.

          3.1  Time and Place.  The surrender to the Company, and the redemption
               --------------
and cancellation by the Company, of the Yeaggy Shares, the Beck Shares, the Elbe Shares and the BH Shares, as the case may be, in exchange for the Yeaggy Note, the Beck Note, the Elbe Note and the BH Note, as the case may be (the "Closing") shall occur as of January 1, 2001 at the principal offices of the Company, or at such time and place as the parties may agree to in writing (the "Closing Date").

          3.2  Obligations of Yeaggy,  Beck,  Elbe and BH at Closing.    At  the
               -----------------------------------------------------
Closing, each of Yeaggy, Beck, Elbe and BH shall deliver and surrender to the Company a certificate or certificates representing the Yeaggy Shares, the Beck Shares, the Elbe Shares and the BH Shares, as the case may be, registered in the name of Yeaggy, Beck, Elbe or BH, as the case may be.

          3.3  The Company's  Obligations  at Closing.    At  the  Closing,  the
               ------------------------------------
Company shall:


               (a) In the case of Yeaggy, redeem and cancel the Yeaggy Shares and deliver to Yeaggy the Yeaggy Note, duly executed by the Company in favor of Yeaggy;

               (b) In the case of Beck, redeem and cancel the Beck Shares and deliver to Beck the Beck Note, duly executed by the Company in favor of Beck;

               (c) In the case of Elbe, redeem and cancel the Elbe Shares and deliver to Elbe the Elbe Note, duly executed by the Company in favor of Elbe; and

               (d) In the case of BH, redeem and cancel the BH Shares and deliver to BH the BH Note, duly executed by the Company in favor of BH.

     4.   MISCELLANEOUS PROVISIONS.

          4.1  Entire  Agreement.    This  Agreement  and  the  Exhibits  hereto
               -----------------
contain the entire understanding between the parties to this Agreement with respect to the transactions contemplated hereby and may not be amended or otherwise changed except in writing signed by the parties hereto. There are no warranties, agreements or understandings, express or implied, except as expressly set forth herein.

          4.2  Notices.    Any   demands  or  notices  hereunder  shall  be  in
               -------
writing and shall be delivered in person or sent via fax or by certified mail addressed to the parties at their last known address on file with the Company.

          4.3  Binding Effect.   This  Agreement shall be binding upon and shall
               --------------
inure to the benefit of the successors of each of the parties hereto. The terms of this Agreement shall survive the Closing.

          4.4  Enforcement.    The parties agree that should it become necessary
               -----------
for either party to bring an action or cross-action against any other party to resolve any controversy arising hereunder or enforce any of the terms hereof, or for the breach of this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorneys' fees and expenses in addition to costs of any such action.

         4.5  Interpretation of Terms.   This Agreement shall be governed by and
              -----------------------
construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws. The headings of the several paragraphs and sections hereunder are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

         4.6  Counterparts.   This  Agreement  may  be executed in any number of
              ------------
counterparts, each of which is deemed to be an original, but all of which together constitute one Agreement. The signature of any party to any counterpart is deemed to be a signature to, and may be appended to, any other counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.



                                 -----------------------------------------
                                 HARRY G. YEAGGY



                                 -----------------------------------------
                                 LOUIS S. BECK



                                 ELBE FINANCIAL GROUP, LLC



                                 By:
                                    -----------------------------------------
                                 Name:
                                 Title:

                                 BECK HOSPITALITY INC. III



                                 By:
                                    -----------------------------------------
                                 Name:  Louis S. Beck
                                 Title:  President

                                 JANUS HOTELS AND RESORTS, INC.



                                 By:
                                    -----------------------------------------
                                 Name:  Michael M. Nanosky
                                 Title:  President

                                    Exhibit A

                                 PROMISSORY NOTE


$3,147,020                                                       January 1, 2001


         THIS PROMISSORY NOTE (this "Note") is made by JANUS HOTELS AND RESORTS, INC., a Delaware corporation with its principal place of business located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596 ("Payor") in favor of HARRY G. YEAGGY ("Payee"). This Note is being made simultaneously and in conjunction with that certain Conversion Agreement of even date herewith among Payor, Payee and others.

         For value received, Payor promises to pay Payee the principal of THREE MILLION ONE HUNDRED FORTY-SEVEN THOUSAND TWENTY DOLLARS ($3,147,020) ("Principal") with interest from the date hereof on the principal balance at the rate of seven and one-half percent (7 1/2%) per annum compounded annually. Interest shall be computed on the basis of the actual number of days elapsed over a year of twelve thirty-day months and 360 days.

         The Principal shall be payable in one (1) installment due in full on December 31, 2011. Effective immediately, all accrued and unpaid interest on this Note shall be payable in equal quarterly installments due on March 31, June 30, September 30 and December 31 of each year.

         All amounts set forth herein are stated in United States Dollars. All Principal and interest payments hereunder shall be paid in lawful money of the United States of America.

         Payor may prepay the indebtedness evidenced by this Note, in whole or in part, without premium or penalty, at any time or from time to time (each such prepayment or the applicable portion thereof, a "Prepayment"). Any prepayments (including Prepayments) shall be applied to the outstanding Principal. Any partial prepayment shall not postpone the due date of any Principal thereafter due unless the parties shall otherwise agree in writing.

         Each of the following events shall constitute an Event of Default (an "Event of Default") under this Note:

                  (a) Failure of Payor to pay any amount due and payable under this Note by no later than ten (10) days after the due date, whether at the time scheduled for payment thereof or by reason of acceleration thereof or otherwise;

                  (b) Payor shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator on any material part of its property; (ii) admit in writing its inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors or take advantage of any bankruptcy, insolvency, readjustment of debt, dissolution or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or (vi) take any action for the purpose of effectuating any of the foregoing; and

                  (c) Any order, judgment or decree shall be entered, without Payor's application, approval or consent, by any court of competent jurisdiction, approving a petition seeking reorganization of Payor or of all or a substantial part of its assets, or appointing a receiver, custodian, trustee, intervenor or liquidator therefor, or such a petition seeking reorganization or liquidation shall be filed against Payor and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

         Upon the occurrence of an Event of Default hereunder,  at the option of
Payee: (i) Payee may declare this Note immediately due and payable in full, as to Principal, interest and any other sums payable hereunder, whereupon all such sums shall be and become immediately due and payable in full; and (ii) Payee shall be entitled to exercise forthwith against Payor any and all rights and remedies that may otherwise be available to Payee hereunder and at law or in equity.

         This Note, and any payments due hereon, shall be subordinate to Senior Debt, now or hereafter existing, of Payor (as hereinafter defined). "Senior Debt" shall mean and include the Principal of premium and interest on all (a) indebtedness of Payor to its creditors other than Payee under this Note and other than to any stockholder, member, partner, manager, director, officer or employee of Payor, whether or not secured and whether heretofore or hereafter incurred (i) for borrowed money whether Payor is liable directly or indirectly by guarantee, letter of credit or otherwise (exclusive of indebtedness for borrowed money secured by a mortgage on real property and which is otherwise non-recourse to the assets of the Company) or (ii) in connection with the acquisition or lease by Payor of assets, for the payment of which Payor is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise and (b) renewal, extensions or deferrals of any such indebtedness. In the event of the distribution of assets of Payor upon liquidation, dissolution, or reorganization of Payor, then principal, interest, or premium on Senior Debt shall be paid before any payment is made to Payee. In the event the Note is declared due and payable before its stated maturity, no payment shall be made to Payee until principal, interest, and premium on Senior Debt shall have been paid in full. By acceptance of this Note, Payee agrees to enter into a subordination agreement on reasonable terms and conditions proposed by a holder of Senior Debt.

         No remedy conferred upon or reserved or available to Payee shall be exclusive of any other remedy or remedies available to him, but each and every remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission on the part of Payee to exercise any right or power arising upon the occurrence of any Event of Default shall impair any right or power of Payee or be construed to be a waiver by Payee of such Event of Default. Any right or power of Payee may be exercised from time to time and as often as may be deemed expedient by it.

         Payor hereby: (i) waives demand, presentment for payment, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and all other notices and diligence in collecting this Note; and (ii) agrees that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute suit or exhaust rights against Payor.

         Payor agrees to pay Payee's reasonable expenses to obtain, enforce or liquidate payment or performance of any of Payor's obligations under this Note, which expenses shall include reasonable attorneys' fees and expenses incurred by Payee.

         No waiver or modification of the terms of this Note shall be valid unless in writing signed by each of Payee and Payor and then only to the extent therein set forth.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

         This Note shall be binding upon the Payor and its respective successors and assigns, and shall be enforceable by Payee, its successors, assigns or subsequent holders of this Note.


         IN WITNESS WHEREOF, Payor has executed and delivered this Note to be effective as of the day and year first above-written.

                                             JANUS HOTELS AND RESORTS, INC.



                                             By: ______________________________
                                             Name: Michael M. Nanosky
                                             Title:  President

                                    Exhibit B

                                 PROMISSORY NOTE


$828,000                                                         January 1, 2001


         THIS PROMISSORY NOTE (this "Note") is made by JANUS HOTELS AND RESORTS, INC., a Delaware corporation with its principal place of business located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596 ("Payor") in favor of LOUIS S. BECK ("Payee"). This Note is being made simultaneously and in conjunction with that certain Conversion Agreement of even date herewith among Payor, Payee and others.

         For value received, Payor promises to pay Payee the principal of EIGHT HUNDRED TWENTY-EIGHT THOUSAND DOLLARS ($828,000) ("Principal") with interest from the date hereof on the principal balance at the rate of seven and one-half percent (7 1/2%) per annum compounded annually. Interest shall be computed on the basis of the actual number of days elapsed over a year of twelve thirty-day months and 360 days.

         The Principal shall be payable in one (1) installment due in full on December 31, 2011. Effective immediately, all accrued and unpaid interest on this Note shall be payable in equal quarterly installments due on March 31, June 30, September 30 and December 31 of each year.

         All amounts set forth herein are stated in United States Dollars. All Principal and interest payments hereunder shall be paid in lawful money of the United States of America.

         Payor may prepay the indebtedness evidenced by this Note, in whole or in part, without premium or penalty, at any time or from time to time (each such prepayment or the applicable portion thereof, a "Prepayment"). Any prepayments (including Prepayments) shall be applied to the outstanding Principal. Any partial prepayment shall not postpone the due date of any Principal thereafter due unless the parties shall otherwise agree in writing.

         Each of the following events shall constitute an Event of Default (an "Event of Default") under this Note:

                  (a) Failure of Payor to pay any amount due and payable under this Note by no later than ten (10) days after the due date, whether at the time scheduled for payment thereof or by reason of acceleration thereof or otherwise;

                  (b) Payor shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator on any material part of its property; (ii) admit in writing its inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors or take advantage of any bankruptcy, insolvency, readjustment of debt, dissolution or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or (vi) take any action for the purpose of effectuating any of the foregoing; and

                  (c) Any order, judgment or decree shall be entered, without Payor's application, approval or consent, by any court of competent jurisdiction, approving a petition seeking reorganization of Payor or of all or a substantial part of its assets, or appointing a receiver, custodian, trustee, intervenor or liquidator therefor, or such a petition seeking reorganization or liquidation shall be filed against Payor and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

         Upon the occurrence of an Event of Default hereunder,  at the option of
Payee: (i) Payee may declare this Note immediately due and payable in full, as to Principal, interest and any other sums payable hereunder, whereupon all such sums shall be and become immediately due and payable in full; and (ii) Payee shall be entitled to exercise forthwith against Payor any and all rights and remedies that may otherwise be available to Payee hereunder and at law or in equity.

         This Note, and any payments due hereon, shall be subordinate to Senior Debt, now or hereafter existing, of Payor (as hereinafter defined). "Senior Debt" shall mean and include the Principal of premium and interest on all (a) indebtedness of Payor to its creditors other than Payee under this Note and other than to any stockholder, member, partner, manager, director, officer or employee of Payor, whether or not secured and whether heretofore or hereafter incurred (i) for borrowed money whether Payor is liable directly or indirectly by guarantee, letter of credit or otherwise (exclusive of indebtedness for borrowed money secured by a mortgage on real property and which is otherwise non-recourse to the assets of the Company) or (ii) in connection with the acquisition or lease by Payor of assets, for the payment of which Payor is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise and (b) renewal, extensions or deferrals of any such indebtedness. In the event of the distribution of assets of Payor upon liquidation, dissolution, or reorganization of Payor, then principal, interest, or premium on Senior Debt shall be paid before any payment is made to Payee. In the event the Note is declared due and payable before its stated maturity, no payment shall be made to Payee until principal, interest, and premium on Senior Debt shall have been paid in full. By acceptance of this Note, Payee agrees to enter into a subordination agreement on reasonable terms and conditions proposed by a holder of Senior Debt.

         No remedy conferred upon or reserved or available to Payee shall be exclusive of any other remedy or remedies available to him, but each and every remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission on the part of Payee to exercise any right or power arising upon the occurrence of any Event of Default shall impair any right or power of Payee or be construed to be a waiver by Payee of such Event of Default. Any right or power of Payee may be exercised from time to time and as often as may be deemed expedient by it.

         Payor hereby: (i) waives demand, presentment for payment, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and all other notices and diligence in collecting this Note; and (ii) agrees that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute suit or exhaust rights against Payor.

         Payor agrees to pay Payee's reasonable expenses to obtain, enforce or liquidate payment or performance of any of Payor's obligations under this Note, which expenses shall include reasonable attorneys' fees and expenses incurred by Payee.

         No waiver or modification of the terms of this Note shall be valid unless in writing signed by each of Payee and Payor and then only to the extent therein set forth.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

         This Note shall be binding upon the Payor and its respective successors and assigns, and shall be enforceable by Payee, its successors, assigns or subsequent holders of this Note.


         IN WITNESS WHEREOF, Payor has executed and delivered this Note to be effective as of the day and year first above-written.

                                             JANUS HOTELS AND RESORTS, INC.



                                             By: ______________________________
                                             Name: Michael M. Nanosky
                                             Title:  President

                                    Exhibit C

                                 PROMISSORY NOTE


$8,613,060                                                       January 1, 2001


         THIS PROMISSORY NOTE (this "Note") is made by JANUS HOTELS AND RESORTS, INC., a Delaware corporation with its principal place of business located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596 ("Payor") in favor of ELBE FINANCIAL GROUP, LLC ("Payee"). This Note is being made simultaneously and in conjunction with that certain Conversion Agreement of even date herewith among Payor, Payee and others.

         For value received, Payor promises to pay Payee the principal of EIGHT MILLION SIX HUNDRED THIRTEEN THOUSAND SIXTY DOLLARS ($8,613,060) ("Principal") with interest from the date hereof on the principal balance at the rate of seven and one-half percent (7 1/2%) per annum compounded annually. Interest shall be computed on the basis of the actual number of days elapsed over a year of twelve thirty-day months and 360 days.

         The Principal shall be payable in one (1) installment due in full on December 31, 2011. Effective immediately, all accrued and unpaid interest on this Note shall be payable in equal quarterly installments due on March 31, June 30, September 30 and December 31 of each year.

         All amounts set forth herein are stated in United States Dollars. All Principal and interest payments hereunder shall be paid in lawful money of the United States of America.

         Payor may prepay the indebtedness evidenced by this Note, in whole or in part, without premium or penalty, at any time or from time to time (each such prepayment or the applicable portion thereof, a "Prepayment"). Any prepayments (including Prepayments) shall be applied to the outstanding Principal. Any partial prepayment shall not postpone the due date of any Principal thereafter due unless the parties shall otherwise agree in writing.

         Each of the following events shall constitute an Event of Default (an "Event of Default") under this Note:

                  (a) Failure of Payor to pay any amount due and payable under this Note by no later than ten (10) days after the due date, whether at the time scheduled for payment thereof or by reason of acceleration thereof or otherwise;

                  (b) Payor shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator on any material part of its property; (ii) admit in writing its inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors or take advantage of any bankruptcy, insolvency, readjustment of debt, dissolution or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or (vi) take any action for the purpose of effectuating any of the foregoing; and

                  (c) Any order, judgment or decree shall be entered, without Payor's application, approval or consent, by any court of competent jurisdiction, approving a petition seeking reorganization of Payor or of all or a substantial part of its assets, or appointing a receiver, custodian, trustee, intervenor or liquidator therefor, or such a petition seeking reorganization or liquidation shall be filed against Payor and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

         Upon the occurrence of an Event of Default hereunder,  at the option of
Payee: (i) Payee may declare this Note immediately due and payable in full, as to Principal, interest and any other sums payable hereunder, whereupon all such sums shall be and become immediately due and payable in full; and (ii) Payee shall be entitled to exercise forthwith against Payor any and all rights and remedies that may otherwise be available to Payee hereunder and at law or in equity.

         This Note, and any payments due hereon, shall be subordinate to Senior Debt, now or hereafter existing, of Payor (as hereinafter defined). "Senior Debt" shall mean and include the Principal of premium and interest on all (a) indebtedness of Payor to its creditors other than Payee under this Note and other than to any stockholder, member, partner, manager, director, officer or employee of Payor, whether or not secured and whether heretofore or hereafter incurred (i) for borrowed money whether Payor is liable directly or indirectly by guarantee, letter of credit or otherwise (exclusive of indebtedness for borrowed money secured by a mortgage on real property and which is otherwise non-recourse to the assets of the Company) or (ii) in connection with the acquisition or lease by Payor of assets, for the payment of which Payor is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise and (b) renewal, extensions or deferrals of any such indebtedness. In the event of the distribution of assets of Payor upon liquidation, dissolution, or reorganization of Payor, then principal, interest, or premium on Senior Debt shall be paid before any payment is made to Payee. In the event the Note is declared due and payable before its stated maturity, no payment shall be made to Payee until principal, interest, and premium on Senior Debt shall have been paid in full. By acceptance of this Note, Payee agrees to enter into a subordination agreement on reasonable terms and conditions proposed by a holder of Senior Debt.

         No remedy conferred upon or reserved or available to Payee shall be exclusive of any other remedy or remedies available to him, but each and every remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission on the part of Payee to exercise any right or power arising upon the occurrence of any Event of Default shall impair any right or power of Payee or be construed to be a waiver by Payee of such Event of Default. Any right or power of Payee may be exercised from time to time and as often as may be deemed expedient by it.

         Payor hereby: (i) waives demand, presentment for payment, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and all other notices and diligence in collecting this Note; and (ii) agrees that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute suit or exhaust rights against Payor.

         Payor agrees to pay Payee's reasonable expenses to obtain, enforce or liquidate payment or performance of any of Payor's obligations under this Note, which expenses shall include reasonable attorneys' fees and expenses incurred by Payee.

         No waiver or modification of the terms of this Note shall be valid unless in writing signed by each of Payee and Payor and then only to the extent therein set forth.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

         This Note shall be binding upon the Payor and its respective successors and assigns, and shall be enforceable by Payee, its successors, assigns or subsequent holders of this Note.


         IN WITNESS WHEREOF, Payor has executed and delivered this Note to be effective as of the day and year first above-written.

                                             JANUS HOTELS AND RESORTS, INC.



                                             By: ______________________________
                                             Name: Michael M. Nanosky
                                             Title:  President

                                  Exhibit D

                                 PROMISSORY NOTE


$1,100,000                                                       January 1, 2001


         THIS PROMISSORY NOTE (this "Note") is made by JANUS HOTELS AND RESORTS, INC., a Delaware corporation with its principal place of business located at 2300 Corporate Blvd., N.W., Suite 232, Boca Raton, Florida 33431-8596 ("Payor") in favor of BECK HOSPITALITY INC. III ("Payee"). This Note is being made simultaneously and in conjunction with that certain Conversion Agreement of even date herewith among Payor, Payee and others.

         For value received, Payor promises to pay Payee the principal of ONE MILLION ONE HUNDRED THOUSAND DOLLARS ($1,100,000) ("Principal") with interest from the date hereof on the principal balance at the rate of seven and one-half percent (7 1/2%) per annum compounded annually. Interest shall be computed on the basis of the actual number of days elapsed over a year of twelve thirty-day months and 360 days.

         The Principal shall be payable in one (1) installment due in full on December 31, 2011. Effective immediately, all accrued and unpaid interest on this Note shall be payable in equal quarterly installments due on March 31, June 30, September 30 and December 31 of each year.

         All amounts set forth herein are stated in United States Dollars. All Principal and interest payments hereunder shall be paid in lawful money of the United States of America.

         Payor may prepay the indebtedness evidenced by this Note, in whole or in part, without premium or penalty, at any time or from time to time (each such prepayment or the applicable portion thereof, a "Prepayment"). Any prepayments (including Prepayments) shall be applied to the outstanding Principal. Any partial prepayment shall not postpone the due date of any Principal thereafter due unless the parties shall otherwise agree in writing.

         Each of the following events shall constitute an Event of Default (an "Event of Default") under this Note:

                  (a) Failure of Payor to pay any amount due and payable under this Note by no later than ten (10) days after the due date, whether at the time scheduled for payment thereof or by reason of acceleration thereof or otherwise;

                  (b) Payor shall: (i) apply for or consent to the appointment of a receiver, trustee or liquidator on any material part of its property; (ii) admit in writing its inability to pay debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking an arrangement with creditors or take advantage of any bankruptcy, insolvency, readjustment of debt, dissolution or liquidation law, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or (vi) take any action for the purpose of effectuating any of the foregoing; and

                  (c) Any order, judgment or decree shall be entered, without Payor's application, approval or consent, by any court of competent jurisdiction, approving a petition seeking reorganization of Payor or of all or a substantial part of its assets, or appointing a receiver, custodian, trustee, intervenor or liquidator therefor, or such a petition seeking reorganization or liquidation shall be filed against Payor and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days.

         Upon the occurrence of an Event of Default hereunder,  at the option of
Payee: (i) Payee may declare this Note immediately due and payable in full, as to Principal, interest and any other sums payable hereunder, whereupon all such sums shall be and become immediately due and payable in full; and (ii) Payee shall be entitled to exercise forthwith against Payor any and all rights and remedies that may otherwise be available to Payee hereunder and at law or in equity.

         This Note, and any payments due hereon, shall be subordinate to Senior Debt, now or hereafter existing, of Payor (as hereinafter defined). "Senior Debt" shall mean and include the Principal of premium and interest on all (a) indebtedness of Payor to its creditors other than Payee under this Note and other than to any stockholder, member, partner, manager, director, officer or employee of Payor, whether or not secured and whether heretofore or hereafter incurred (i) for borrowed money whether Payor is liable directly or indirectly by guarantee, letter of credit or otherwise (exclusive of indebtedness for borrowed money secured by a mortgage on real property and which is otherwise non-recourse to the assets of the Company) or (ii) in connection with the acquisition or lease by Payor of assets, for the payment of which Payor is liable directly or indirectly by guarantee, letter of credit, obligation to purchase or acquire or otherwise and (b) renewal, extensions or deferrals of any such indebtedness. In the event of the distribution of assets of Payor upon liquidation, dissolution, or reorganization of Payor, then principal, interest, or premium on Senior Debt shall be paid before any payment is made to Payee. In the event the Note is declared due and payable before its stated maturity, no payment shall be made to Payee until principal, interest, and premium on Senior Debt shall have been paid in full. By acceptance of this Note, Payee agrees to enter into a subordination agreement on reasonable terms and conditions proposed by a holder of Senior Debt.

         No remedy conferred upon or reserved or available to Payee shall be exclusive of any other remedy or remedies available to him, but each and every remedy shall be cumulative and shall be in addition to every such remedy now or hereafter existing at law or in equity. No delay or omission on the part of Payee to exercise any right or power arising upon the occurrence of any Event of Default shall impair any right or power of Payee or be construed to be a waiver by Payee of such Event of Default. Any right or power of Payee may be exercised from time to time and as often as may be deemed expedient by it.

         Payor hereby: (i) waives demand, presentment for payment, notice of intention to accelerate, notice of acceleration, protest, notice of protest, and all other notices and diligence in collecting this Note; and (ii) agrees that it will not be necessary for Payee, in order to enforce payment of this Note, to first institute suit or exhaust rights against Payor.

         Payor agrees to pay Payee's reasonable expenses to obtain, enforce or liquidate payment or performance of any of Payor's obligations under this Note, which expenses shall include reasonable attorneys' fees and expenses incurred by Payee.

         No waiver or modification of the terms of this Note shall be valid unless in writing signed by each of Payee and Payor and then only to the extent therein set forth.

         This Note shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

         This Note shall be binding upon the Payor and its respective successors and assigns, and shall be enforceable by Payee, its successors, assigns or subsequent holders of this Note.


         IN WITNESS WHEREOF, Payor has executed and delivered this Note to be effective as of the day and year first above-written.

                                            JANUS HOTELS AND RESORTS, INC.



                                            By: ______________________________
                                            Name: Michael M. Nanosky
                                            Title:  President